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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

        Date of Report (Date of earliest event reported): June 20, 2002


                                 IMMUNOGEN, INC.
             (Exact name of registrant as specified in its Charter)


Massachusetts                        0-17999                 04-2726691
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)


                128 Sidney Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 995-2500

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ITEM 5. OTHER EVENTS

On June 24, 2002, ImmunoGen, Inc. provided an update on its relationship with GlaxoSmithKline plc and on the status of Trastuzumab-DM1.

The press release providing these updates is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

99.1     The Registrant's Press Release dated June 24, 2002.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                  ImmunoGen, Inc.
                                                  (Registrant)


Date:  July 11, 2002                              /s/ GREGG D. BELOFF
                                                  --------------------------
                                                      Gregg D. Beloff
                                                  Chief Financial Officer
                                                      and Vice President